Eaton Vance Greater India Fund

Class A Shares - ETGIX Class B Shares - EMGIX Class C Shares - ECGIX Class I Shares - EGIIX
A diversified fund investing in companies in India

Prospectus Dated
May 1, 2015

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Information in this Prospectus

	Page		Page
Fund Summary	2	Investment Objective & Principal Policies and Risks	6
Investment Objective	2	Management and Organization	10
Fees and Expenses of the Fund	2	Valuing Shares	11
Portfolio Turnover	2	Purchasing Shares	11
Principal Investment Strategies	2	Sales Charges	15
Principal Risks	3	Redeeming Shares	17
Performance	4	Shareholder Account Features	18
Management	5	Additional Tax Information	20
Purchase and Sale of Fund Shares	5	Financial Highlights	21
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5

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Fund Summary

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for a reduced sales charge if you invest, or agree to invest over a 13-month period, at least $50,000 in Eaton Vance funds.  More information about these and other discounts is available from your financial intermediary and in Sales Charges beginning on page 15 of this Prospectus and page 21 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of net asset value at purchase or redemption)	None	5.00%	1.00%	None

Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)(1)	Class A	Class B	Class C	Class I
Management Fees	1.25%	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.30%	1.00%	1.00%	n/a
Other Expenses	0.37%	0.37%	0.37%	0.37%
Total Annual Fund Operating Expenses	1.92%	2.62%	2.62%	1.62%
Expense Reimbursement(2)	(0.04)%	(0.04)%	(0.04)%	(0.04)%
Net Annual Fund Operating Expenses	1.88%	2.58%	2.58%	1.58%

(1)

Expenses in the table above and the Example below reflect the expenses of the Fund and the Greater India Portfolio (the “Portfolio”), the Fund’s master Portfolio.

(2)

The investment adviser and sub-adviser have agreed to reimburse the Fund’s expenses to the extent that Total Annual Fund Operating Expenses exceed 1.88% for Class A shares, 2.58% for Class B and Class C shares and 1.58% for Class I shares.  This expense reimbursement will continue through April 30, 2016.  Any amendment to or a termination of this reimbursement would require approval of the Board of Trustees.  The expense reimbursement relates to ordinary operating expenses only and does not include expenses such as:  brokerage commissions, acquired fund fees and expenses of unaffiliated funds, interest expense, taxes or litigation expenses.  Amounts reimbursed may be recouped by the investment adviser and sub-adviser during the same fiscal year to the extent actual expenses are less than the contractual expense cap during such year.

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Expenses with Redemption				Expenses without Redemption
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A shares	$ 755	$ 1,140	$ 1,549	$ 2,686	$ 755	$ 1,140	$ 1,549	$ 2,686
Class B shares	$ 761	$ 1,211	$ 1,587	$ 2,781	$ 261	$ 811	$ 1,387	$ 2,781
Class C shares	$ 361	$ 811	$ 1,387	$ 2,951	$ 261	$ 811	$ 1,387	$ 2,951
Class I shares	$ 161	$ 507	$ 878	$ 1,919	$ 161	$ 507	$ 878	$ 1,919

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” the portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies in India and surrounding countries of the Indian subcontinent (“Greater India investments”) (the “80% Policy”).  A company will be considered to be in India or another country if it is domiciled in or derives more than 50% of its revenue or profits from that country.  Greater India investments are typically listed on stock exchanges in countries of the Indian subcontinent, but also include securities traded in markets outside these countries, including securities trading in the form of depositary receipts.  The Fund normally invests at least 50% of its total assets in equity securities of Indian companies, and no more than 5% of its total assets in companies located in countries other than India, Pakistan or Sri Lanka.

The Fund invests in securities issued by companies with a broad range of market capitalizations, including smaller companies.  The Fund may make direct investments in companies in private placement transactions.  More than 25% of the Fund’s total assets may be denominated in any single currency.  At times, the Fund may attempt to hedge foreign currency fluctuations by entering into forward foreign currency exchange contracts and options.  The Fund may also lend its securities.

In selecting securities for the Fund, the investment sub-adviser considers companies that it believes have all or most of the following characteristics:  sound and well-established management; producers of goods or services for which a clear, continuing and long-term demand can be identified within the context of national, regional and global development; a history of earnings growth; financial strength; a consistent or progressive dividend policy; and undervalued securities.  Stocks will generally be sold when they have achieved their perceived value or when a country’s stock market is expected to be depressed for an extended period.

The Fund currently invests its assets in the Portfolio, a separate registered investment company with the same investment objective and policies as the Fund.

Principal Risks

Equity Investing Risk.  Fund performance is sensitive to stock market volatility.  Stock prices may decline in response to adverse changes in the economy or the economic outlook;  deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; and other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks.  If the stock market declines, the value of Fund shares will also likely decline.  Although stock prices can rebound, there is no assurance that values will return to previous levels.

Foreign and Emerging Market Investment Risk. Because the Fund invests a significant portion of its assets in foreign instruments, the value of shares may be adversely affected by changes in currency exchange rates and political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country.  Investment markets in emerging market countries are typically smaller, less liquid and more volatile than developed markets, and emerging market stocks often involve higher risk than developed market stocks.  Trading in foreign markets often involves higher expense than trading in the United States. The value of investments denominated in foreign currencies can be adversely affected by changes in foreign currency exchange rates. Depositary receipts are subject to many of the risks associated with investing directly in foreign securities, including political, economic and market risks.

Risks of Investing in India.  Countries in the India region are typically considered emerging market countries.  The securities markets in the India region are substantially smaller, less liquid and more volatile than the major securities markets in the United States, and are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying relevant laws and regulations. The securities markets in these countries are comparatively underdeveloped and may be concentrated in certain sectors.  In addition, governmental actions can have a significant effect on the economic conditions in the India region, which could adversely affect the value and liquidity of investments.

Small Company Equity Risk. The stocks of small and emerging companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the stocks of larger, more established companies.  Small and emerging companies may have limited product lines, markets or financial resources, may be dependent on a limited management group, and may lack substantial capital reserves or an established performance record.  There may be generally less publicly available information about such companies than for larger, more established companies. Stocks of these companies frequently have lower trading volumes making them more volatile and potentially more difficult to value.

Geographic Risk.  Because the Fund may invest a significant portion of its assets in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a fund that has less exposure to such region or country.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

Derivatives Risk.  The use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of a counterparty or due to tax or regulatory constraints.  Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. A decision as to whether, when and how to use derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events.  Changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested.  Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument.  If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty.  The loss on derivative transactions may substantially exceed the initial investment.

Securities Lending Risk.  Securities lending involves possible delay in recovery of the loaned securities or possible loss of rights in the collateral if the borrower fails financially.

Risks Associated with Active Management.  The success of the Fund’s investment program depends on portfolio management’s successful application of analytical skills and investment judgment.  Active management involves subjective decisions.

General Fund Investing Risks.  The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective.  It is possible to lose money by investing in the Fund.  The Fund is designed to be a long-term investment vehicle and is not suited for short-term trading. Investors in the Fund should have a long-term investment perspective and be able to tolerate potentially sharp declines in value. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare with those of a broad-based securities market index.  The returns in the bar chart are for Class A shares and do not reflect a sales charge.  If the sales charge was reflected, the returns would be lower.  Past performance (both before and after taxes) is no guarantee of future results.  The Fund’s performance reflects the effects of expense reductions.  Absent these reductions, performance would have been lower.  Updated Fund performance information can be obtained by visiting www.eatonvance.com.

For the ten years ended December 31, 2014, the highest quarterly total return for Class A was 61.09% for the quarter ended June 30, 2009, and the lowest quarterly return was -28.06% for the quarter ended December 31, 2008.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

Average Annual Total Return as of December 31, 2014	One Year	Five Years	Ten Years
Class A Return Before Taxes	31.26%	2.38%	8.82%
Class A Return After Taxes on Distributions	30.54%	2.33%	8.48%
Class A Return After Taxes on Distributions and the Sale of Class A Shares	18.02%	1.88%	7.45%
Class B Return Before Taxes	33.27%	2.54%	8.83%
Class C Return Before Taxes	37.25%	2.90%	8.85%
Class I Return Before Taxes	39.74%	3.93%	9.65%
S&P Bombay Stock Exchange 100 Index (reflects no deduction for fees, expenses or taxes)	31.52%	4.41%	12.02%

These returns reflect the maximum sales charge for Class A (5.75%) and any applicable contingent deferred sales charge (“CDSC”) for Class B and Class C.  The Class C performance shown above for the period prior to July 7, 2006 (commencement of operations) is the performance of Class B shares, adjusted for the sales charge that applies to Class C shares (but not adjusted for any other differences in the expenses of the two classes) and the Class I performance shown above for the period prior to October 1, 2009 (commencement of operations) is the performance of Class A shares at net asset value without adjustment for any differences in the expenses of the two classes.  If adjusted for such differences, returns would be different.  Investors cannot invest directly in an Index.

After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions, and may differ from those shown.  After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities.  After-tax returns for other Classes of shares will vary from the after-tax returns presented for Class A shares.  Return After Taxes on Distributions may be the same as Return Before Taxes for a period because no taxable distributions were made during that period.  Also, Return After Taxes on Distributions and the Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Management

Investment Adviser.  Boston Management and Research (“BMR”).

Investment Sub-Adviser.  LGM Investments Limited (“LGM Ltd.”).

Portfolio Manager.  The Portfolio is managed by Rishikesh Patel, Portfolio Manager at LGM Ltd., who has managed the Portfolio since December 2014.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange Fund shares on any business day, which is any day the New York Stock Exchange is open for business.  Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions. You may purchase, redeem or exchange Fund shares either through your financial intermediary or directly from the Fund either by writing to the Fund, P.O. Box 9653, Providence, RI 02940-9653, or by calling 1-800-262-1122.  The minimum initial purchase or exchange into the Fund is $1,000 for each Class (with the exception of Class I) and $250,000 for Class I (waived in certain circumstances).  There is no minimum for subsequent investments.

Tax Information

The Fund’s distributions are expected to be taxed as ordinary income and/or capital gains, unless you are exempt from taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank) (collectively, “financial intermediaries”), the Fund, its principal underwriter and its affiliates may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

Investment Objective & Principal Policies and Risks

The Fund and Portfolio are permitted to engage in the following investment practices to the extent set forth in “Fund Summary” above. References to the “Fund” below are to the Fund and Portfolio, as applicable.

A statement of the investment objective and principal investment policies and risks of the Fund is set forth above in Fund Summary. As noted in the Fund Summary, the Fund seeks to achieve its investment objective by investing in the Portfolio named therein, which has the same investment objective and policies as the Fund.  Set forth below is additional information about such policies and risks of the Fund described in Fund Summary above. Information also is included about other types of investments and practices that the Fund may engage in from time to time.

Foreign and Emerging Market Investments.  Investments in foreign issuers could be affected by factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, and potential difficulties in enforcing contractual obligations. Because foreign issuers may not be subject to uniform accounting, auditing and financial reporting standard practices and requirements and regulatory measures comparable to those in the United States, there may be less publicly available information about such foreign issuers.  Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets.

Foreign issuers may become subject to sanctions imposed by the United States or another country, which could result in the immediate freeze of the foreign issuers’ assets or securities.  The imposition of such sanctions could impair the market value of the securities of such foreign issuers and limit the Fund’s ability to buy, sell, receive or deliver the securities.

As an alternative to holding foreign-traded investments, the Fund may invest in U.S. dollar-denominated investments of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign investments and are subject to many of the risks associated with investing directly in foreign securities).

The foregoing risks of foreign investing can be more significant in emerging markets. Emerging markets may offer higher potential for gains and losses than investments in the developed markets of the world. Political and economic structures in emerging market countries generally lack the social, political and economic stability of developed countries, which may affect the value of the Fund’s investments in these countries and also the ability of the Fund to access markets in such countries. Governmental actions can have a significant effect on the economic conditions in emerging market countries, which also may adversely affect the value and liquidity of the Fund’s investments. The laws of emerging market countries relating to the limited liability of corporate shareholders, fiduciary duties of officers and directors, and bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain a judgment in the courts of these countries than it is in the United States. Disruptions due to work stoppages and trading improprieties in foreign securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund is heavily invested, the Fund’s ability to redeem Fund shares could become impaired. In such circumstances, the Fund may have to sell more liquid securities than it would otherwise choose to sell.  Emerging market securities are also subject to speculative trading, which contributes to their volatility.

Greater India Investments.  The securities markets in the India region are substantially smaller, less liquid and more volatile than the major securities markets in the United States and the securities industries in these countries are comparatively underdeveloped.  Financial intermediaries may not perform as well as their counterparts in the United States and other more developed securities markets. In some cases, physical delivery of securities in small lots has been required in India and a shortage of vault capacity and trained personnel has existed among qualified custodial Indian banks. The Fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the Fund to invest its assets may be impaired.  In recent years, exchange-listed companies in the technology sector and related sectors (such as software) have grown so as to represent a significant portion of the total capitalization of the Indian market. The value of these companies will generally fluctuate in response to technological and regulatory developments. In addition, governmental actions can have a significant effect on the economic conditions in the India region, which could adversely affect the value and liquidity of investments.  Although the governments of India, Pakistan and Sri Lanka have recently begun to institute economic reform policies, there can be no assurance that they will continue to pursue such policies or, if they do, that such policies will succeed.

The Indian government has exercised, and continues to exercise, significant influence over many aspects of the Indian economy.  Foreign investment in the securities of issuers in greater India countries is usually restricted or controlled to some degree. In addition, the availability of financial instruments with exposure to Indian financial markets may be substantially limited by the restrictions on foreign investors.  Only certain registered foreign institutional investors (“FIIs”) and non-Indian mutual funds that comply with certain statutory conditions were permitted to make direct portfolio investments in exchange-traded Indian securities.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

FIIs are required to register with and be approved by the Securities and Exchange Board of India (“SEBI”), and must continue to satisfy certain requirements imposed by SEBI. SEBI issued new Foreign Portfolio Investors (“FPI”) Regulations (“FPI Regulations”) in 2014, replacing the former regulations regarding FII investment.  The investment sub-adviser is a registered FII and the inclusion of the Portfolio in the investment sub-adviser’s registration was approved by SEBI. Both the sub-adviser and the Portfolio are now deemed to be FPIs.  FPI Regulations provide that each foreign institutional investor or sub-account that holds a valid certificate of registration shall be deemed to be an FPI during the validity period of its registration for which fees have been paid under the former regulatory scheme.  For renewal of their licenses under FPI Regulations, the FPI and sub-account will be required to obtain approval from a designated depository participant authorized by SEBI to grant such licenses.  There can be no guarantee that the investment sub-adviser and Portfolio will obtain registration as an FPI following expiration of FII registration, or that such registration will not be suspended or rescinded.  FPIs are required to observe certain investment restrictions, including an account ownership ceiling of 10% of the total issued share capital of any one company, which may limit the Fund's ability to invest in issuers or to fully pursue its investment objective. Income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. In general, transactions conducted through a recognized Indian stock exchange are subject to securities transactional taxes and short-term capital gain taxes at the rate of 15% plus surcharges. Transactions that are not conducted through a recognized Indian stock exchange and transactions involving the sale of publicly traded debt securities are subject to long-term capital gain taxes at the rate of 10% plus surcharges and short-term capital gain taxes at the rate of 30% plus surcharges.  India imposes a tax on interest on securities at a rate of 20% plus surcharges. This tax is imposed on the investor. India imposes a tax on dividends paid by an Indian company at a rate of 12.5% plus surcharges. This tax is imposed on the company that pays the dividends.  Foreign ownership of shares of certain Indian companies may be subject to limitations.  When foreign ownership of such an Indian company’s shares approaches the limitation, foreign investors may be willing to pay a premium to the local share price to acquire shares from other foreign investors.  Such trading may lead to increased price volatility.

In Pakistan, the Fund may invest in the shares of issuers listed on any of the stock exchanges in the country provided that the purchase price as certified by a local stock exchange broker is paid in foreign exchange transferred into Pakistan through a commercial bank and, in the case of an off-exchange sale of listed shares, that the sale price is not less than the price quoted on any of the local stock exchanges on the date of the sale. In addition, the issuer’s shares held by the Fund must be registered with the State Bank of Pakistan for purposes of repatriation of income, gains and initial capital. The Fund may also invest in the shares of unlisted and closely-held manufacturing companies provided that the sale price is certified by a Pakistani chartered accountant to be not less than the break-up value of the shares, and is paid in foreign exchange transferred into Pakistan through a commercial bank. If local procedures are complied with, income, gains and initial capital are freely repatriable after payment of any applicable Pakistani withholding taxes. Pakistan currently imposes a tax on cash dividends at rates of up to 10% and on interest income at a rate of 40%. There is currently no withholding tax on capital gains on transactions in listed shares. In Sri Lanka, the Fund may invest in the shares of exchange-listed issuers, subject to certain limitations for specific sectors of the economy.  Sri Lanka imposes a tax of 10% on dividends and 15% on interest, but does not impose a tax on capital gains on transactions in listed shares.

There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from these countries. There can be no assurance that restrictions on repatriation of the Fund's income, gains or initial capital will not occur.  Similar risks and considerations will be applicable to the extent the Fund invests in other countries.

Foreign Currencies.  The value of foreign assets and currencies as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations, application of foreign tax laws (including withholding tax), governmental administration of economic or monetary policies (in this country or abroad), and relations between nations and trading.  Foreign currencies also are subject to settlement, custodial and other operational risks. Currency exchange rates can be affected unpredictably by intervention, or the failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.  Costs are incurred in connection with conversions between currencies.  The Fund may engage in spot transactions and forward foreign currency exchange contracts, purchase and sell options on currencies and purchase and sell currency futures contracts and related options thereon (collectively, “Currency Instruments”) to seek to hedge against the decline in the value of currencies in which its portfolio holdings are denominated against the U.S. dollar or to seek to enhance returns.  Use of Currency Instruments may involve substantial currency risk and may also involve counterparty, leverage or liquidity risk.

Smaller Companies.  Securities of smaller, less seasoned companies, which may include legally restricted securities, are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk than the securities of larger, more established companies.  Because of the absence of any public trading market for some of these investments (such as those which are legally restricted) it may take longer to liquidate these positions at fair value than would be the case for publicly traded securities.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

Derivatives.  The Fund may enter into derivatives transactions with respect to any security or other instrument in which it is permitted to invest or any related security, instrument, index or economic indicator (“reference instruments”). The Fund may engage in derivative transactions to mitigate the adverse effects of foreign currency fluctuations and to manage cash flows.  Derivatives are financial instruments the value of which is derived from the underlying reference instrument. Derivatives transactions can involve substantial risk.  Derivatives typically allow the Fund to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments.  The Fund incurs costs in connection with opening and closing derivatives positions.  The Fund may engage in the derivative transactions set forth below, as well as in other derivative transactions with substantially similar characteristics and risks.

Certain derivative transactions may give rise to a form of leverage.  The Fund is required to segregate or “earmark” liquid assets or otherwise cover the Fund’s obligation created by a transaction that may give rise to leverage.  The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements.  Leverage may cause the Fund’s share price to be more volatile than if it had not been leveraged, as certain types of leverage may exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities.  The loss on leverage transactions may substantially exceed the initial investment.

Futures Contracts.  The Fund may engage in transactions in futures contracts and options on futures contracts. Futures are standardized, exchange-traded contracts that obligate a purchaser to take delivery, and a seller to make delivery, of a specific amount of an asset at a specified future date at a specified price.  The Fund also is authorized to purchase or sell call and put options on futures contracts.  The primary risks associated with the use of futures contracts and options are imperfect correlation, liquidity, unanticipated market movement and counterparty risk.

Forward Foreign Currency Exchange Contracts.  Certain forward foreign currency exchange contracts may be individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Forward contracts are subject to the risk of political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying forwards. As a result, available information may not be complete.

Options on Securities, Indices and Currencies.  The Fund may engage in transactions in exchange-traded and over-the-counter (“OTC”) options.  There are several risks associated with transactions in options such as imperfect correlation, counterparty risk and an insufficient liquid secondary market for particular options.  By buying a put option, the Fund acquires a right to sell the underlying instrument at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the instrument until the put option expires. The Fund will pay a premium to the seller of the option for the right to receive payments of cash to the extent that the value of the applicable instrument declines below the exercise price as of the option valuation date.  If the price of the instrument is above the exercise price of the option as of the option valuation date, the option expires worthless and the Fund will not be able to recover the option premium paid to the seller.  The Fund may purchase uncovered put options.  The Fund also has authority to write (i.e., sell) put options. The Fund will receive a premium for writing a put option, which increases the Fund's return. In writing a put option, the Fund has the obligation to buy the underlying instrument at an agreed upon price if the price of such instrument decreases below the exercise price.  If the value of the instrument on the option expiration date is above the exercise price, the option will generally expire worthless and the Fund, as option seller, will have no obligation to the option holder.

A purchased call option gives the Fund the right to buy, and obligates the seller to sell, the underlying instrument at the exercise price at any time during the option period.  The Fund also is authorized to write (i.e., sell) call options on instruments in which it may invest and to enter into closing purchase transactions with respect to such options.  A covered call option is an option in which the Fund, in return for a premium, gives another party a right to buy specified instruments owned by the Fund at a specified future date and price set at the time of the contract. The Fund's ability to sell the instrument underlying a call option may be limited while the option is in effect unless the Fund enters into a closing purchase transaction. Uncovered call options have speculative characteristics and are riskier than covered call options because there is no underlying instrument held by the Fund that can act as a partial hedge.  As the writer of a covered call option or an index call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security or the index covering the call option above the sum of the option premium received and the exercise price of the call, but has retained the risk of loss, minus the option premium received, should the price of the underlying security or index decline.

OTC options involve risk that the issuer or counterparty will fail to perform its contractual obligations. Participants in these markets are typically not subject to the same credit evaluation and regulatory oversight as are members of “exchange-based” markets. By engaging in option transactions in these markets, the Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

Illiquid Securities.  The Fund may not invest more than 15% of its net assets in illiquid securities, which may be difficult to value properly and may involve greater risks than liquid securities.  Illiquid securities include those legally restricted as to resale (such as those issued in private placements), and may include commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder.  Certain Section 4(a)(2) and Rule 144A securities may be treated as liquid securities if the investment adviser determines that such treatment is warranted.  Even if determined to be liquid, holdings of these securities may increase the level of Fund illiquidity if eligible buyers become uninterested in purchasing them.

Securities Lending. The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially.  Loans will only be made to firms that have been approved by the investment adviser and the investment adviser or the securities lending agent will periodically monitor the financial condition of such organizations while any loans are outstanding.  In addition, loans will only be made when the investment adviser believes the expected returns, net of expenses, justify the attendant risk.  Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned.  The Fund may lend up to one-third of the value of its total assets (including borrowings) or such other amount as is permitted under relevant law.

Borrowing.  The Fund is permitted to borrow for temporary purposes (such as to satisfy redemption requests, to remain fully invested in anticipation of expected cash inflows and to settle transactions).  Any borrowings by the Fund are subject to the requirements of the Investment Company Act of 1940.  Borrowings are also subject to the terms of any credit agreement between the Fund and lender(s).  The Fund will be required to maintain a specified level of asset coverage with respect to all borrowings and may be required to sell some of its holdings to reduce debt and restore coverage at times when it may not be advantageous to do so.  The rights of the lender to receive payments of interest and repayments of principal of any borrowings made by the Fund under a credit facility are senior to the rights of holders of shares, with respect to the payment of dividends or upon liquidation. In the event of a default under a credit arrangement, the lenders may have the right to cause a liquidation of the collateral (i.e., sell Fund assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Fund borrowings may be equal to as much as 33 1/3% of the value of the Fund’s total assets (including such borrowings) less the Fund’s liabilities (other than borrowings).  The Fund will not purchase additional investment securities while outstanding borrowings exceed 5% of the value of its total assets.

Cash and Cash Equivalents.  The Fund may invest in cash or cash equivalents, including high quality short-term instruments or an affiliated investment company that invests in such instruments.

Portfolio Turnover.  The annual portfolio turnover rate of the Fund may exceed 100%.  A mutual fund with a high turnover rate (100% or more) may generate more capital gains and pay more commissions (which may reduce return) than a fund with a lower rate.  Capital gains distributions will be made to shareholders if offsetting capital loss carry forwards do not exist.

Use of Master-Feeder Structure.  The Fund substantially all of its assets in an affiliated investment fund having substantially the same investment objective and policies and operate in a “master-feeder” structure. Use of this structure enables the Fund to pool its assets with other investors in the Portfolio.  Resulting efficiencies in management and administration can lower Fund costs and enhance shareholder returns.

The ability of the Fund to meet its investment objective is directly related to the ability of the Portfolio to meet its objective.  Other investors in the Portfolio may have different expense structures and be offered and sold on different terms than the Fund.  As a result, the Fund’s performance may differ from that of other investors in the Portfolio, including other Eaton Vance-sponsored funds.  Contribution and withdrawal activities by other Portfolio investors may impact the management of the Portfolio and its ability to achieve its investment objective.  A large withdrawal by the Portfolio investor could have an adverse effect on other Portfolio investors. The Fund’s Adviser or its affiliate also serves as investment adviser to the Portfolio.  Therefore, conflicts may arise as the Adviser fulfills its fiduciary responsibilities to the Fund and the corresponding Portfolio.

As a Portfolio investor, the Fund may be asked to vote on certain Portfolio matters (such as changes in certain Portfolio investment restrictions). When necessary, the Fund will hold a meeting of its shareholders to consider Portfolio matters and then vote its interest in the Portfolio in proportion to the votes cast by its shareholders. Purchase and redemption activities by other Portfolio investors may impact the management of the Portfolio and its ability to achieve its objective.  The Fund can withdraw its Portfolio investment at any time without shareholder approval.

General. Unless otherwise stated, the Fund's investment objective and certain other policies may be changed without shareholder approval. Shareholders will receive 60 days' written notice of any material change in the Fund's investment objective. During unusual market conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents temporarily, which may be inconsistent with its investment objective(s) and other policies. The Fund might not use all of the

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

strategies and techniques or invest in all of the types of securities described in this Prospectus or the Statement of Additional Information. While at times the Fund may use alternative investment strategies in an effort to limit its losses, it may choose not to do so.

The Fund’s annual operating expenses are expressed as a percentage of the Fund’s average daily net assets and may change as Fund assets increase and decrease over time.  Purchase and redemption activities by Fund shareholders may impact the management of the Fund and its ability to achieve its investment objective.  In addition, the redemption by one or more large shareholders or groups of shareholders of their holdings in the Fund could have an adverse impact on the remaining shareholders in the Fund.  Mutual funds, investment advisers, other market participants and many securities markets are subject to rules and regulations and the jurisdiction of one or more regulators.  Changes to applicable rules and regulations could have an adverse effect on securities markets and market participants, as well as on the Fund’s ability to execute its investment strategy.  With the increased use of technologies by Fund service providers, such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks.

The Fund’s 80% Policy will not be changed unless shareholders are given at least 60 days’ advance written notice of the change.

Management and Organization

Management. The Portfolio’s investment adviser is Boston Management and Research (“BMR”), an indirect subsidiary of Eaton Vance Corp. (“EVC”).  Eaton Vance Management (“Eaton Vance”) is a wholly-owned subsidiary of EVC.  Eaton Vance and BMR have offices at Two International Place, Boston, MA 02110.  Eaton Vance has been managing assets since 1924 and managing mutual funds since 1931.  Eaton Vance and its affiliates currently manage over $300 billion on behalf of mutual funds, institutional clients and individuals.

Under its investment advisory agreement with the Portfolio, BMR receives a monthly investment advisory fee equal to 1.10% annually of the average daily net assets of the Portfolio up to $500 million. The investment advisory fee on net assets of $500 million or more is reduced as follows:

Average Daily Net Assets for the Month	Annual Fee Rate (for each level)
$500 million but less than $1 billion	1.01%
$1 billion but less than $1.5 billion	0.93%
$1.5 billion but less than $2 billion	0.85%
$2 billion but less than $3 billion	0.76%
$3 billion and over	0.68%

For the fiscal year ended December 31, 2014, the effective annual rate of investment advisory fee, based on average daily net assets of the Portfolio, was 1.10%.

Pursuant to an investment sub-advisory agreement, BMR has delegated the investment management of the Portfolio to LGM Investments Limited (“LGM Ltd.”), a registered investment adviser.  LGM Ltd. is located at 95 Wigmore Street, London, W1U 1FD, England.  LGM Ltd. replaced BMO Global Asset Management (Asia) Limited (“BMO GAM (Asia)”) as the sub-adviser of the Portfolio effective December 15, 2014 pursuant to the Board’s approval of a new sub-advisory agreement.  LGM Ltd. and BMO GAM (Asia) are wholly-owned affiliates of Bank of Montreal and no material changes are expected to the nature or level of sub-advisory services provided to the Portfolio as a result of the new sub-advisory agreement with LGM Ltd.  BMR pays LGM Ltd. a portion of the advisory fee for sub-advisory services provided to the Portfolio.  LGM Ltd. and its affiliates (together “LGM Investments”) act as investment adviser to various individual and institutional clients and currently manage approximately $3.9 billion in assets.  Like BMO GAM (Asia), LGM Ltd. is domiciled outside of the United States.  Because of this, it would be difficult for the Portfolio to bring a claim or enforce a judgment against them.

Effective April 28, 2011, BMR and LGM Ltd. (BMO GAM (Asia) prior to December 15, 2014) have contractually agreed to reimburse Fund expenses to the extent they exceed 1.88% for Class A shares, 2.58% for Class B and Class C shares and 1.58% for Class I shares.  This reimbursement continues in effect through April 30, 2016.  Thereafter, the expense reimbursement may be changed with Trustee approval.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

Rishikesh Patel acts as portfolio manager of the Portfolio (since December 2014).  Mr. Patel has been employed by LGM Ltd. or its affiliates since 2006 and serves as a portfolio manager and analyst.

The Statement of Additional Information provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares with respect to which the portfolio manager has management responsibilities.

The Fund’s semi-annual report covering the fiscal period ended June 30 provides information regarding the basis for the Trustees’ approval of the investment advisory and, if applicable, sub-advisory agreements.

Eaton Vance serves as the administrator of the Fund, providing the Fund with administrative services and related office facilities.  In return, the Fund is authorized to pay Eaton Vance a monthly administrative fee equal to 0.15% annually of average daily net assets.

Eaton Vance provides sub-transfer agency and related services to Eaton Vance mutual funds pursuant to a Sub-Transfer Agency Support Services Agreement.  For its services under the agreement, Eaton Vance receives an aggregate fee from such funds equal to the lesser of $2.5 million or its actual expenses incurred in performing such services.

Organization. The Fund is a series of Eaton Vance Special Investment Trust, a Massachusetts business trust. The Fund offers multiple classes of shares.  Each Class represents a pro rata interest in the Fund but is subject to different expenses and rights.  The Fund does not hold annual shareholder meetings but may hold special meetings for matters that require shareholder approval (such as electing or removing trustees, approving management or advisory contracts or changing investment policies that may only be changed with shareholder approval).

Valuing Shares

The Fund values its shares once each day only when the New York Stock Exchange (the “Exchange”) is open for trading (typically Monday through Friday), as of the close of regular trading on the Exchange (normally 4:00 p.m. eastern time). The purchase price of Fund shares is their net asset value (plus any applicable sales charge), which is derived from the value of Fund holdings, including the Fund’s interest in the Portfolio. When purchasing or redeeming Fund shares through a financial intermediary, your financial intermediary must receive your order by the close of regular trading on the Exchange in order for the purchase price or the redemption price to be based on that day’s net asset value per share. It is the financial intermediary’s responsibility to transmit orders promptly. The Fund may accept purchase and redemption orders as of the time of their receipt by certain financial intermediaries (or their designated intermediaries).

The Trustees have adopted procedures for valuing investments and have delegated to the investment adviser the daily valuation of such investments.  The investment adviser has delegated daily valuation of the Fund to the sub-adviser.  Pursuant to the procedures, exchange-listed securities normally are valued at last sale or closing prices.  In certain situations, the investment adviser or sub-adviser may use the fair value of a security if market prices are unavailable or are deemed unreliable, or if events occur after the close of a securities market (usually a foreign market) and before portfolio assets are valued which would materially affect net asset value.  In addition, for foreign equity securities and futures contracts on foreign indices that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.  A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures.  Because foreign securities trade on days when Fund shares are not priced, the value of securities held by the Portfolio can change on days when Fund shares cannot be redeemed.  Eaton Vance has established a Valuation Committee that oversees the valuation of investments.

Purchasing Shares

You may purchase shares through your financial intermediary or by mailing an account application form to the transfer agent (see back cover for address).  Purchase orders will be executed at the net asset value (plus any applicable sales charge) next determined after their receipt in proper form (meaning that they are complete and contain all necessary information) by the Fund’s transfer agent.  The Fund’s transfer agent or your financial intermediary must receive your purchase in proper form no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your purchase to be effected at that day’s net asset value.  If you purchase shares through a financial intermediary, that intermediary may charge you a fee for executing the purchase for you.

The Fund may suspend the sale of its shares at any time and any purchase order may be refused for any reason.  The funds sponsored by the Eaton Vance organization (the “Eaton Vance funds”) do not accept investments from residents of the European Union or Switzerland.  The funds also do not accept investments from other non-U.S. residents, provided that a fund may accept investments from certain non-U.S. investors at the discretion of the principal underwriter.  The Fund does not issue share certificates.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

As used throughout this Prospectus, the term “employer sponsored retirement plan” includes the following: an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code (such as a 401(k) plan, money purchase pension, profit sharing and defined benefit plan); ERISA covered 403(b) plan; Taft–Hartley multi-employer plan; and non-qualified deferred compensation arrangements that operate in a similar manner to a qualified retirement plan (including 457 plans and executive deferred compensation arrangements). Individual Retirement Accounts are not employer sponsored retirement plans for purposes of this definition.

Class A, Class B and Class C Shares

Your initial investment must be at least $1,000. Class B shares are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions.  After your initial investment, additional investments may be made in any amount at any time by sending a check payable to the order of the Fund or the transfer agent directly to the transfer agent (see back cover for address).  Please include your name and account number and the name of the Fund and Class of shares with each investment.  You also may make additional investments by accessing your account via the Eaton Vance website at www.eatonvance.com.  Purchases made through the Internet from a pre-designated bank account will have a trade date that is the first business day after the purchase is requested (provided the request is submitted no later than the close of regular trading on the Exchange).  For more information about purchasing shares through the Internet, please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).

You may make automatic investments of $50 or more each month or each quarter from your bank account.  You can establish bank automated investing on the account application or by providing written instructions.  Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.  The minimum initial investment amount and Fund policy of redeeming accounts with low account balances are waived for bank automated investing accounts, certain group purchase plans (including employer sponsored retirement plans and proprietary fee-based programs sponsored by financial intermediaries) and for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information).

Class I Shares

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares also are offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers.  Your initial investment must be at least $250,000.  Subsequent investments of any amount may be made at any time, including through automatic investment each month or quarter from your bank account.  You may make automatic investments of $50 or more each month or each quarter from your bank account.  You can establish bank automated investing on the account application or by providing written instructions.  Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time) for further information.

The minimum initial investment is waived for persons affiliated with Eaton Vance, its affiliates and certain Fund service providers (as described in the Statement of Additional Information). The minimum initial investment also is waived for: (i) permitted exchanges; (ii) employer sponsored retirement plans; (iii) corporations, endowments and foundations with assets of at least $100 million; and (iv) individual accounts of a financial intermediary that charges an ongoing fee for its services or offers Class I shares through a no-load network or platform (in each case, as described above), provided the aggregate value of such accounts invested in Class I shares is at least $250,000 (or is anticipated by the principal underwriter to reach $250,000).

Class I shares may be purchased through a financial intermediary or by requesting your bank to transmit immediately available funds (Federal Funds) by wire.  To make an initial investment by wire, you must complete an account application and telephone Eaton Vance Shareholder Services at 1-800-262-1122 to be assigned an account number.  You may request an account application by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).  Shareholder Services must be advised by telephone of each additional investment by wire.

Restrictions on Excessive Trading and Market Timing.  The Fund is not intended for excessive trading or market timing.  Market timers seek to profit by rapidly switching money into a fund when they expect the share price of the fund to rise and taking money out of the fund when they expect those prices to fall.  By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales (including exchanges, if permitted) of a fund’s shares may dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales of fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management.  In particular, excessive purchases and sales of a fund’s shares may cause a fund to have difficulty implementing its investment strategies, may force the fund to sell portfolio securities at inopportune times to raise cash or may cause increased expenses (such as increased brokerage costs, realization of taxable capital gains without attaining any investment advantage or increased administrative costs).

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

A fund that invests all or a portion of its assets in foreign securities may be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in a foreign securities market that occur after the close of such market but prior to the pricing of fund shares.  In addition, a fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid (including restricted securities, certain emerging market securities and securities of certain small- and mid-cap companies) is susceptible to the risk that the current market price for such securities may not accurately reflect current market values.  A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as “price arbitrage”).   The investment adviser and sub-adviser are authorized to use the fair value of a security if prices are unavailable or are deemed unreliable (see “Valuing Shares”).  The use of fair value pricing and the restrictions on excessive trading and market timing described below are intended to reduce a shareholder’s ability to engage in price or time zone arbitrage to the detriment of the Fund.

The Boards of the Eaton Vance funds have adopted policies to discourage short-term trading and market timing and to seek to minimize their potentially detrimental effects. Pursuant to these policies, an Eaton Vance fund shareholder who, through one or more accounts, completes two round-trips within 90 days generally will be deemed to be market timing or trading excessively in fund shares.  “Two round-trips within 90 days” means either (1) a purchase of fund shares followed by a redemption of fund shares followed by a purchase followed by a redemption or (2) a redemption of fund shares followed by a purchase of fund shares followed by a redemption followed by a purchase, in either case with the final transaction in the sequence occurring within 90 days of the initial transaction in the sequence.  Purchases and redemptions subject to the limitation include those made by exchanging to or from another fund. Under the policies, the Fund or its sub-transfer agent or principal underwriter will reject or cancel a purchase order, suspend or terminate an exchange privilege or terminate the ability of an investor to invest in the Eaton Vance funds if the Fund or the principal underwriter determines that a proposed transaction involves market timing or excessive trading that it believes is likely to be detrimental to the Fund.  The Fund and its principal underwriter use reasonable efforts to detect market timing and excessive trading activity, but they cannot ensure that they will be able to identify all cases of market timing and excessive trading.  The Fund or its principal underwriter may also reject or cancel any purchase order (including an exchange) from an investor or group of investors for any other reason.  Decisions to reject or cancel purchase orders (including exchanges) in the Fund are inherently subjective and will be made in a manner believed to be in the best interest of a Fund’s shareholders.  No Eaton Vance fund has any arrangement to permit market timing.

The following fund share transactions (to the extent permitted by a fund’s prospectus) generally are exempt from the market timing and excessive trading policy described above because they generally do not raise market timing or excessive trading concerns:

•

transactions made pursuant to a systematic purchase plan or as the result of automatic reinvestment of dividends or distributions, or initiated by the Fund (e.g., for failure to meet applicable account minimums);

•

transactions made by participants in employer sponsored retirement plans involving participant payroll or employer contributions or loan repayments, redemptions as part of plan terminations or at the direction of the plan, mandatory retirement distributions, or rollovers;

•

transactions made by model-based discretionary advisory accounts; or

•

transactions made by an Eaton Vance fund that is structured as a “fund-of-funds,” provided the transactions are in response to fund inflows and outflows or are part of a reallocation of fund assets in accordance with its investment policies.

It may be difficult for the Fund or the principal underwriter to identify market timing or excessive trading in omnibus accounts traded through financial intermediaries.  The Fund and the principal underwriter have provided guidance to financial intermediaries (such as banks, broker-dealers, insurance companies and retirement administrators) concerning the application of the Eaton Vance funds’ market timing and excessive trading policies to Fund shares held in omnibus accounts maintained and administered by such intermediaries, including guidance concerning situations where market timing or excessive trading is considered to be detrimental to the Fund.  The Fund or its principal underwriter may rely on a financial intermediary’s policy to restrict market timing and excessive trading if it believes that policy is likely to prevent market timing that is likely to be detrimental to the Fund.  Such policy may be more or less restrictive than the Fund’s policy.  Although the Fund or the principal underwriter reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Fund and the principal underwriter typically will not request or receive individual account data unless suspicious trading activity is identified.  The Fund and the principal underwriter generally rely on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own or Fund policies.  The Fund and the principal underwriter cannot ensure that these financial intermediaries will in all cases apply the policies of the Fund or their own policies, as the case may be, to accounts under their control.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

Choosing a Share Class. The Fund offers different classes of shares.  The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices due to differences in class expenses.  A share class also may be subject to a sales charge.  In choosing the class of shares that suits your investment needs, you should consider:

•

how long you expect to own your shares;

•

how much you intend to invest; and

•

the total operating expenses associated with owning each class.

Each investor’s considerations are different.  You should speak with your financial intermediary to help you decide which class of shares is best for you.  Set forth below is a brief description of each class of shares offered by the Fund.

Class A shares are offered at net asset value plus a front-end sales charge of up to 5.75%.  This charge is deducted from the amount you invest.  The Class A sales charge is reduced for purchases of $50,000 or more.  The sales charge applicable to your purchase may be reduced under the right of accumulation or a statement of intention, which are described in “Reducing or Eliminating Class A Sales Charges” under “Sales Charges” below.  Some investors may be eligible to purchase Class A shares at net asset value under certain circumstances, which are also described below.  Class A shares pay distribution and service fees equal to 0.30% annually of average daily net assets.

Class B shares are offered at net asset value with no front-end sales charge, but are only available for purchase upon exchange from another Eaton Vance fund or through reinvestment of distributions.  If you sell your Class B shares within six years of purchase, you generally will be subject to a contingent deferred sales charge or “CDSC.”  The amount of the CDSC applicable to a redemption of Class B shares decreases over six years, as described in the CDSC schedule in “Contingent Deferred Sales Charge” under “Sales Charges” below.  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the Class B CDSC may be waived (such as in the case of the death of the shareholder).  See “CDSC Waivers” under “Sales Charges” below.  Class B shares pay distribution and service fees equal to 1.00% annually of average daily net assets. Class B shares automatically convert to Class A shares eight years after purchase.

Class C shares are offered at net asset value with no front-end sales charge.  If you sell your Class C shares within one year of purchase, you generally will be subject to a CDSC.  The CDSC is deducted from your redemption proceeds.  Under certain circumstances, the CDSC for Class C may be waived (such as certain redemptions from employer sponsored retirement plans).  See “CDSC Waivers” under “Sales Charges” below.  Class C shares pay distribution and service fees equal to 1.00% annually of average daily net assets.  Orders for Class C shares of one or more Eaton Vance funds will be refused when the total value of the purchase (including the aggregate market value of all Eaton Vance fund shares held within the purchasing shareholder’s account(s)) is $1 million or more.  Investors considering cumulative purchases of $1 million or more should consider whether another Class of shares would be more appropriate and consult their financial intermediary.

Class I shares are offered to clients of financial intermediaries who (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class I shares through a no-load network or platform.  Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class I shares are also offered to investment and institutional clients of Eaton Vance and its affiliates and certain persons affiliated with Eaton Vance and certain Fund service providers. Class I shares do not pay distribution or service fees.

Payments to Financial Intermediaries. In addition to payments disclosed under “Sales Charges” below, the principal underwriter, out of its own resources, may make cash payments to certain financial intermediaries who provide marketing support, transaction processing and/or administrative services and, in some cases, include some or all Eaton Vance funds in preferred or specialized selling programs.  Payments made by the principal underwriter to a financial intermediary may be significant and are typically in the form of fees based on Fund sales, assets, transactions processed and/or accounts attributable to that financial intermediary.  Financial intermediaries also may receive amounts from the principal underwriter in connection with educational or due diligence meetings that include information concerning Eaton Vance funds.  The principal underwriter may pay or allow other promotional incentives or payments to financial intermediaries to the extent permitted by applicable laws and regulations.

Certain financial intermediaries that maintain fund accounts for the benefit of their customers provide sub-accounting, recordkeeping and/or administrative services to the Eaton Vance funds and are compensated for such services by the funds.  As used in this Prospectus, the term “financial intermediary” includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, a retirement plan and/or its administrator, their designated intermediaries and any other firm having a selling, administration or similar agreement with the principal underwriter or its affiliates.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

Sales Charges

Class A Front-End Sales Charge.  Class A shares are offered at net asset value per share plus a sales charge that is determined by the amount of your investment.  The current sales charge schedule is:

Amount of Purchase	Sales Charge* as a Percentage of Offering Price	Sales Charge* as a Percentage of Net Amount Invested	Dealer Commission as a Percentage of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 but less than $3,000,000	0.00**	0.00**	TIERED**
$3,000,000 or more	0.00**	0.00**	TIERED**

*

Because the offering price per share is rounded to two decimal places, the actual sales charge you pay on a purchase of Class A shares may be more or less than your total purchase amount multiplied by the applicable sales charge percentage.

**

No sales charge is payable at the time of purchase on investments of $1 million or more.  The principal underwriter will pay a commission to financial intermediaries on sales of $1 million or more as follows: 1.00% on amounts of $1 million or more but less than $3 million; plus 0.75% on amounts of $3 million or more.  A CDSC of 1.00% will be imposed on such investments (as described below) in the event of redemptions within 18 months of purchase.

The principal underwriter may also pay commissions of up to 1.00% on sales of Class A shares made at net asset value to certain employer sponsored retirement plans.

Reducing or Eliminating Class A Sales Charges.  Front-end sales charges on purchases of Class A shares may be reduced under the right of accumulation or under a statement of intention.  To receive a reduced sales charge, you must inform your financial intermediary or the Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your financial intermediary or the Fund know you are eligible for a reduced sales charge at the time of purchase, you will not receive the discount to which you may otherwise be entitled.

Right of Accumulation.  Under the right of accumulation, the sales charge you pay is reduced if the current market value of your holdings in the Fund or any other Eaton Vance fund (based on the current maximum public offering price) plus your new purchase total $50,000 or more.  Class A shares of Eaton Vance U.S. Government Money Market Fund cannot be included under the right of accumulation.  Shares owned by you, your spouse and children under age twenty-one may be combined for purposes of the right of accumulation, including shares held for the benefit of any of you in omnibus or “street name” accounts.  In addition, shares held in a trust or fiduciary account of which any of the foregoing persons is the sole beneficiary (including employer sponsored retirement plans and Individual Retirement Accounts) may be combined for purposes of the right of accumulation.  Shares purchased and/or owned in a SEP, SARSEP and SIMPLE IRA plan also may be combined for purposes of the right of accumulation for the plan and its participants.  You may be required to provide documentation to establish your ownership of shares included under the right of accumulation (such as account statements for you, your spouse and children or marriage certificates, birth certificates and/or trust or other fiduciary-related documents).

Statement of Intention.  Under a statement of intention, purchases of $50,000 or more made over a 13-month period are eligible for reduced sales charges.  Shares eligible under the right of accumulation (other than those included in employer sponsored retirement plans) may be included to satisfy the amount to be purchased under a statement of intention.  Under a statement of intention, the principal underwriter may hold 5% of the dollar amount to be purchased in escrow in the form of shares registered in your name until you satisfy the statement or the 13-month period expires.  A statement of intention does not obligate you to purchase (or the Fund to sell) the full amount indicated in the statement.

Class A shares are offered at net asset value (without a sales charge) to employer sponsored retirement plans, and to clients of financial intermediaries who (i) charge an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the principal underwriter to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers.   Such clients may include individuals, corporations, endowments, foundations and employer sponsored retirement plans.  Class A shares also are offered at net asset value to investment and institutional clients of Eaton Vance and its affiliates; certain persons affiliated with Eaton Vance; and to certain fund service providers as described in the Statement of Additional Information.  Class A shares may also be purchased at

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

net asset value pursuant to the reinvestment privilege and exchange privilege and when distributions are reinvested.  See “Shareholder Account Features” for details.

Contingent Deferred Sales Charge.  Class A, Class B and Class C shares are subject to a CDSC on certain redemptions.  The CDSC generally is paid to the principal underwriter.  Class A shares purchased at net asset value in amounts of $1 million or more are subject to a 1.00% CDSC if redeemed within 18 months of purchase.  Class C shares are subject to a 1.00% CDSC if redeemed within one year of purchase. Class B shares are subject to the following CDSC schedule:

Year of Redemption After Purchase	CDSC

CDSCs are based on the lower of the net asset value at the time of purchase or at the time of redemption.  Shares acquired through the reinvestment of distributions are exempt from the CDSC.  Redemptions are made first from shares that are not subject to a CDSC.

First or Second	5%
Third	4%
Fourth	3%
Fifth	2%
Sixth	1%
Seventh or following	0%

The sales commission payable to financial intermediaries in connection with sales of Class B and Class C shares is described under “Distribution and Service Fees” below.

CDSC Waivers. CDSCs are waived for certain redemptions pursuant to a Withdrawal Plan (see “Shareholder Account Features”) and, for Class B and Class C shares, in connection with certain redemptions from employer sponsored retirement plans.  The CDSC is also waived following the death of a beneficial owner of shares (a death certificate and other applicable documents may be required).

Conversion Feature.  After eight years, Class B shares automatically convert to Class A shares.  Class B shares acquired through the reinvestment of distributions convert in proportion to shares not so acquired.

Distribution and Service Fees. Class A, Class B and Class C shares have in effect plans under Rule 12b-1 that allow the Fund to pay distribution fees for the sale and distribution of shares and service fees for personal and/or shareholder account services (so-called “12b-1 fees”).  Class B and Class C shares pay distribution fees to the principal underwriter of 0.75% of average daily net assets annually.  Because these fees are paid from Fund assets on an ongoing basis, they will increase your cost over time and may cost you more than paying other types of sales charges.  The principal underwriter compensates financial intermediaries on sales of Class B and Class C shares (except exchange transactions and reinvestments) in an amount equal to 4% and 1%, respectively, of the purchase price of the shares.  After the first year, financial intermediaries also receive 0.75% of the value of Class C shares in annual distribution fees.  Class B and Class C shares also pay service fees to the principal underwriter equal to 0.25% of average daily net assets annually.  Class A shares pay distribution and service fees equal to 0.30% of average daily net assets annually.  After the sale of shares, the principal underwriter receives the Class A distribution and service fees and the Class B and Class C service fees for one year and thereafter financial intermediaries generally receive 0.25% annually of average daily net assets based on the value of shares sold by such financial intermediaries for shareholder servicing performed by such intermediaries.  Distribution and service fees are subject to the limitations contained in the sales charge rule of the Financial Industry Regulatory Authority.

More information about sales charges is available free of charge on the Eaton Vance website at www.eatonvance.com and in the Statement of Additional Information.  Please consult the Eaton Vance website for any updates to sales charge information before making a purchase of Fund shares.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

Redeeming Shares

You can redeem shares in any of the following ways:

By Mail

Send your request to the transfer agent (see back cover for address). The request must be signed exactly as your account is registered (for instance, a joint account must be signed by all registered owners to be accepted) and a Medallion signature guarantee may be required.  Circumstances that may require a Medallion signature guarantee include, but are not limited to, requests to distribute redemption proceeds to a party other than the registered account owner(s); requests to mail redemption proceeds to an address other than the address of record; requests to distribute proceeds to a bank account not on file; or transaction requests from an account beneficiary when an account owner is deceased.  You can obtain a Medallion signature guarantee at banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations that participate in The Securities Transfer Agents Medallion Program, Inc. (STAMP, Inc.).  Only Medallion signature guarantees issued in accordance with STAMP, Inc. will be accepted.  You may be asked to provide additional documents if your shares are registered in the name of a corporation, partnership or fiduciary.

By Telephone

Certain shareholders can redeem by calling 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time). Proceeds of a telephone redemption are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

By Internet

Certain shareholders can redeem by logging on to the Eaton Vance website at www.eatonvance.com. Proceeds of internet redemptions are generally limited to $100,000 per account (which may include shares of one or more Eaton Vance funds) and can be sent only to the account address or to a bank pursuant to prior instructions.

For Additional Information	Please call 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time).
Through a Financial Intermediary	Your financial intermediary is responsible for transmitting the order promptly. A financial intermediary may charge a fee for this service.

The Fund's transfer agent or your financial intermediary must receive your redemption in proper form (meaning that it is complete and contains all necessary information) no later than the close of regular trading on the Exchange (normally 4:00 p.m. eastern time) for your redemption to be effected at that day’s net asset value.  Your redemption proceeds normally will be paid in cash within seven days, reduced by the amount of any applicable CDSC and any federal income and state tax required to be withheld.  Payments will be sent by regular mail.  However, if you have given complete written authorization in advance, you may request that the redemption proceeds be wired directly to your bank account.  The bank designated may be any bank in the United States.  The request may be made by calling 1-800-262-1122 or by sending a Medallion signature guaranteed letter of instruction to the transfer agent (see back cover for address).  Certain redemption requests including those involving shares held by certain corporations, trusts or certain other entities and shares that are subject to certain fiduciary arrangements may require additional documentation and may be redeemed only by mail.  You may be required to pay the costs of such transaction by the Fund or your bank.  No costs are currently charged by the Fund.  However, charges may apply for expedited mail delivery services.  The Fund may suspend or terminate the expedited payment procedure upon at least 30 days’ notice.

If you recently purchased shares, the proceeds of a redemption will not be sent until the purchase check (including a certified or cashier’s check) has cleared. If the purchase check has not cleared, redemption proceeds may be delayed up to 15 days from the purchase date.  If your account value falls below $750 (other than due to market decline), you may be asked either to add to your account or redeem it within 60 days.  If you take no action, your account will be redeemed and the proceeds sent to you.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

While redemption proceeds are normally paid in cash, redemptions may be paid by distributing marketable securities.  If you receive securities, you could incur brokerage or other charges in converting the securities to cash.

Shareholder Account Features

Distributions.  You may have your Fund distributions paid in one of the following ways:

• Full Reinvest Option	Distributions are reinvested in additional shares. This option will be assigned if you do not specify an option.
• Partial Reinvest Option	Dividends are paid in cash* and capital gains are reinvested in additional shares.
• Cash Option	Distributions are paid in cash.*
• Exchange Option

Distributions are reinvested in additional shares of any class of another Eaton Vance fund chosen by you, subject to the terms of that fund’s prospectus.  Before selecting this option, you must obtain a prospectus of the other fund and consider its objectives, risks, and charges and expenses carefully.

*

If any distribution check remains uncashed for six months, the amount represented by the check will be invested in Fund shares at the then-current net asset value of the Fund and all future distributions will be reinvested.

Information about the Fund.  From time to time, you may receive the following:

•

Semiannual and annual reports containing a list of portfolio holdings as of the end of the second and fourth fiscal quarters, respectively, performance information and financial statements.

•

Periodic account statements, showing recent activity and total share balance.

•

Tax information needed to prepare your income tax returns.

•

Proxy materials, in the event a shareholder vote is required.

•

Special notices about significant events affecting your Fund.

Most fund information (including semiannual and annual reports, prospectuses and proxy statements) as well as your periodic account statements can be delivered electronically.  For more information please go to www.eatonvance.com/edelivery.

The Eaton Vance funds have established policies and procedures with respect to the disclosure of portfolio holdings and other information concerning Fund characteristics.  A description of these policies and procedures is provided below and additionally in the Statement of Additional Information.  Such policies and procedures regarding disclosure of portfolio holdings are designed to prevent the misuse of material, non-public information about the funds.

The Fund will file with the Securities and Exchange Commission (“SEC”) a list of its portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q.  The Fund’s annual and semiannual reports (as filed on Form N-CSR) and each Form N-Q may be viewed on the SEC’s website (www.sec.gov).  The most recent fiscal quarter-end holdings may also be viewed on the Eaton Vance website (www.eatonvance.com).  Portfolio holdings information that is filed with the SEC is posted on the Eaton Vance website approximately 60 days after the end of the quarter to which it relates. Portfolio holdings information as of each month end is posted to the website approximately one month after such month end.   The Fund also posts information about certain portfolio characteristics (such as top ten holdings and asset allocation) at least quarterly on the Eaton Vance website approximately ten business days after the period and the Fund may also post performance attribution as of a month end or more frequently if deemed appropriate.

Withdrawal Plan.  You may redeem shares on a regular periodic basis by establishing a systematic withdrawal plan.  Withdrawals will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 12% annually of the greater of either the initial account balance or the current account balance.  Because purchases of Class A shares are generally subject to an initial sales charge, Class A shareholders should not make withdrawals from their accounts while also making purchases.

Exchange Privilege.  You may exchange your Fund shares for shares of the same Class of another Eaton Vance fund.  For purposes of exchanges among Eaton Vance funds, Class A and Class I shares are deemed to be the same as Investor Class and Institutional Class shares, respectively, of other Eaton Vance funds. Exchanges are made at net asset value.  If your shares are subject to a CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.  For purposes of the CDSC, your shares will continue to age from the date of your original purchase of Fund shares. Any class of shares of a fund may be

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

exchanged for any other class of shares of that fund, provided that the shares being exchanged are no longer subject to a CDSC and the conditions for investing in the other class of shares described in the applicable prospectus are satisfied.

Before exchanging, you should read the prospectus of the new fund carefully.  Exchanges are subject to the terms applicable to purchases of the new fund’s shares as set forth in its prospectus.  If you wish to exchange shares, write to the transfer agent (see back cover for address), log on to your account at www.eatonvance.com or call 1-800-262-1122.  Periodic automatic exchanges are also available.  The exchange privilege may be changed or discontinued at any time.  You will receive at least 60 days’ notice of any material change to the privilege.  This privilege may not be used for “market timing” and may be terminated for market timing accounts or for any other reason.  For additional information, see “Restrictions on Excessive Trading and Market Timing” under “Purchasing Shares.” Ordinarily exchanges between different funds are taxable transactions for federal tax purposes, while permitted exchanges of one class for shares of another class of the same fund are not. Shareholders should consult their tax advisors regarding the applicability of federal, state, local and other taxes to transactions in Fund shares.

Reinvestment Privilege.  If you redeem shares, you may reinvest at net asset value all or any portion of the redemption proceeds in the same class of shares of the Fund you redeemed from, provided that the reinvestment occurs within 60 days of the redemption, and the privilege has not been used more than once in the prior 12 months. Under these circumstances your account will be credited with any CDSC paid in connection with the redemption. Any CDSC period applicable to the shares you acquire upon reinvestment will run from the date of your original share purchase.  Reinvestment requests must be in writing.  At the time of a reinvestment, you or your financial intermediary must notify the Fund or the transfer agent that you are reinvesting redemption proceeds in accordance with this privilege.  If you reinvest, your purchase will be at the next determined net asset value following receipt of your request.

Telephone and Electronic Transactions.  You can redeem or (if permitted) exchange shares by telephone as described in this Prospectus.  In addition, certain transactions may be conducted through the Eaton Vance website.  The transfer agent and the principal underwriter have procedures in place to authenticate telephone and electronic instructions (such as using security codes or verifying personal account information).  As long as the transfer agent and principal underwriter follow reasonable procedures, they will not be responsible for unauthorized telephone or electronic transactions and you bear the risk of possible loss resulting from these transactions.  You may decline the telephone redemption option on the account application.  Telephone instructions are recorded.

“Street Name” Accounts.  If your shares are held in a “street name” account at a financial intermediary, that intermediary (and not the Fund or its transfer agent) will perform all recordkeeping, transaction processing and distribution payments.  Because the Fund does not maintain an account for you, you should contact your financial intermediary to make transactions in shares, make changes in your account, or obtain account information.  You will not be able to utilize a number of shareholder features, such as telephone or internet transactions, directly with the Fund and certain features may be subject to different requirements.  If you transfer shares in a “street name” account to an account with another financial intermediary or to an account directly with the Fund, you should obtain historical information about your shares prior to the transfer.

Procedures for Opening New Accounts.  To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify and record information that identifies each new customer who opens a Fund account and to determine whether such person’s name appears on government lists of known or suspected terrorists or terrorist organizations.  When you open an account, the transfer agent or your financial intermediary will ask you for your name, address, date of birth (for individuals), residential or business street address (although post office boxes are still permitted for mailing) and social security number, taxpayer identification number, or other government-issued identifying number.  You also may be asked to produce a copy of your driver’s license, passport or other identifying documents in order to verify your identity.  In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic databases.  Other information or documents may be required to open accounts for corporations and other entities.  Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information described above.  If a person fails to provide the information requested, any application by that person to open a new account will be rejected.  Moreover, if the transfer agent or the financial intermediary is unable to verify the identity of a person based on information provided by that person, it may take additional steps including, but not limited to, requesting additional information or documents from the person, closing the person’s account or reporting the matter to the appropriate federal authorities.  If your account is closed for this reason, your shares may be automatically redeemed at the net asset value next determined.  If the Fund’s net asset value has decreased since your purchase, you will lose money as a result of this redemption.  The Fund has also designated an anti-money laundering compliance officer.

Account Questions.  If you have any questions about your account or the services available, please call Eaton Vance Shareholder Services at 1-800-262-1122 Monday through Friday, 8:30 a.m. to 5:30 p.m. (eastern time), or write to the transfer agent (see back cover for address).

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

Additional Tax Information

The Fund expects to pay any required distributions at least once annually and intends to distribute any net realized capital gains annually.   Distributions of investment income and net short-term capital gains generally will be taxable as ordinary income.  Distributions of any net gains from investments held for more than one year will be taxable as long-term capital gains.  The Fund expects its distributions will consist primarily of capital gains.  Taxes on distributions of capital gains are determined by how long the Portfolio owned the investments that generated them, rather than how long a shareholder has owned his or her shares in the Fund.  Distributions of investment income reported by the Fund as derived from “qualified dividend income” are taxed in the hands of individual shareholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level.  The Fund’s distributions will generally not qualify for the dividends-received deduction for corporations.  The Fund’s distributions will be taxable whether they are paid in cash or reinvested in additional shares.

Investors who purchase shares at a time when the Fund’s net asset value reflects gains that are either unrealized or realized but not distributed will pay the full price for the shares and then may receive some portion of the purchase price back as a taxable distribution.  Certain distributions paid in January may be taxable to shareholders as if received on December 31 of the prior year.  A redemption of Fund shares, including an exchange for shares of another fund, is a taxable transaction.

The Portfolio is treated as a partnership for federal income tax purposes.  Each investor in the Portfolio, including the Fund, is allocated is proportionate share of Portfolio income, gains, losses, expenses and other tax items.

The unearned income of certain U.S. individuals, estates and trusts is subject to a 3.8% Medicare contribution tax. For individuals, the tax is on the lesser of the “net investment income” and the excess of modified adjusted gross income over $200,000 (or $250,000 if married filing jointly). Net investment income includes, among other things, interest, dividends, and gross income and capital gains derived from passive activities and trading in securities or commodities. Net investment income is reduced by deductions “properly allocable” to this income.

Investments in foreign securities may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) which may decrease the Fund’s yield on those securities.  These taxes may be reduced or eliminated under the terms of an applicable tax treaty.  Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.  In addition, investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

As described elsewhere in this Prospectus under “Investment Objectives & Principal Policies and Risks,” the Portfolio is subject to certain Indian income taxes in connection with transactions in Indian securities.  The Indian tax authority has been periodically conducting reviews of tax returns filed by investors in India, including those filed by the Portfolio and other mutual funds.

The Fund may be required to withhold, for U.S. federal income tax purposes, 28% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Certain foreign entities may be subject to a 30% withholding tax on dividend income paid and, after December 31, 2016, on redemption proceeds paid under the Foreign Account Tax Compliance Act (“FATCA”). To avoid withholding, foreign financial institutions subject to FATCA must agree to disclose to the relevant revenue authorities certain information regarding their direct and indirect U.S. owners and other foreign entities must certify certain information regarding their direct and indirect U.S. owners to the Fund. For more detailed information regarding FATCA withholding and compliance, please refer to the Statement of Additional Information.

Shareholders should consult with their advisers concerning the applicability of federal, state, local and other taxes to an investment.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

Financial Highlights

The financial highlights are intended to help you understand the Fund’s financial performance for the period(s) indicated.  Certain information in the tables reflects the financial results for a single Fund share.  The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all distributions at net asset value).  This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm.  The report of Deloitte & Touche LLP and the Fund’s financial statements are incorporated herein by reference and included in the Fund’s annual report, which is available upon request.

	Year Ended December 31,
	2014				2013
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$19.980	$17.680	$17.720	$20.260	$22.210	$19.790	$19.840	$22.460
Income (Loss) From Operations
Net investment income (loss)(1)	$(0.116)	$(0.261)	$(0.256)	$(0.044)	$0.002	$(0.123)	$(0.122)	$0.057
Net realized and unrealized gain (loss)	7.956	7.024	7.029	8.078	(2.232)	(1.987)	(1.998)	(2.257)
Total income (loss) from operations	$7.840	$6.763	$6.773	$8.034	$(2.230)	$(2.110)	$(2.120)	$(2.200)
Less Distributions
From net investment income	$(0.510)	$(0.253)	$(0.373)	$(0.584)	$ —	$ —	$ —	$ —
Total distributions	$(0.510)	$(0.253)	$(0.373)	$(0.584)	$ —	$ —	$ —	$ —
Net asset value - End of year	$27.310	$24.190	$24.120	$27.710	$19.980	$17.680	$17.720	$20.260
Total Return(3)	39.28%	38.27%	38.25%	39.74%	(10.04)%	(10.66)%	(10.69)%	(9.83)%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$195,146	$16,502	$31,918	$35,388	$154,207	$31,336	$24,749	$18,909
Ratios (as a percentage of average daily net assets):(4)
Expenses(5)	1.88%(6)	2.58%(6)	2.58%(6)	1.58%(6)	1.88%(6)	2.58%(6)	2.58%(6)	1.58%(6)
Net investment income (loss)	(0.48)%	(1.27)%	(1.19)%	(0.18)%	0.01%	(0.68)%	(0.68)%	0.28%
Portfolio Turnover of the Portfolio	22%	22%	22%	22%	42%	42%	42%	42%

(See footnotes on last page.)

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

Financial Highlights (continued)

	Year Ended December 31,
	2012				2011				2010
	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I	Class A	Class B	Class C	Class I
Net asset value - Beginning of year	$17.240	$15.470	$15.500	$17.380	$28.220	$25.500	$25.550	$28.360	$23.350	$21.230	$21.270	$23.380
Income (Loss) From Operations
Net investment loss(1)	$(0.064)	$(0.184)	$(0.182)	$(0.015)	$(0.120)	$(0.250)	$(0.249)	$(0.018)	$(0.208)	$(0.323)	$(0.325)	$(0.093)
Net realized and unrealized gain (loss)	5.034	4.504	4.522	5.095	(10.823)	(9.743)	(9.764)	(10.925)	5.077	4.592	4.604	5.072
Total income (loss) from operations	$4.970	$4.320	$4.340	$5.080	$(10.943)	$(9.993)	$(10.013)	$(10.943)	$4.869	$4.269	$4.279	$4.979
Less Distributions
From net investment income	$—	$—	$—	$—	$ (0.037)	$ (0.037)	$ (0.037)	$ (0.037)	$—	$—	$—	$—
Total distributions	$—	$—	$—	$—	$ (0.037)	$ (0.037)	$ (0.037)	$ (0.037)	$—	$—	$—	$—
Redemption fees(1)(2)	$—	$—	$—	$—	$—	$—	$—	$—	$0.001	$0.001	$0.001	$0.001
Net asset value - End of year	$22.210	$19.790	$19.840	$22.460	$17.240	$15.470	$15.500	$17.380	$28.220	$25.500	$25.550	$28.360
Total Return(3)	28.83%	27.92%	28.00%	29.29%	(38.80)%	(39.21)%	(39.23)%	(38.62)%	20.81%	20.07%	20.12%	21.30%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$233,906	$57,303	$40,193	$28,616	$227,581	$64,624	$42,307	$23,520	$552,831	$142,604	$93,865	$44,125
Ratios (as a percentage of average daily net assets): (4)
Expenses(5)	1.88%(6)	2.58%(6)	2.58%(6)	1.58%(6)	1.93%(6)	2.61%(6)	2.61%(6)	1.61%(6)	1.97%	2.58%	2.58%	1.57%
Net investment loss	(0.32)%	(1.03)%	(1.01)%	(0.07)%	(0.51)%	(1.18)%	(1.17)%	(0.08)%	(0.83)%	(1.42)%	(1.43)%	(0.37)%
Portfolio Turnover of the Portfolio	65%	65%	65%	65%	49%	49%	49%	49%	59%	59%	59%	59%

 (1)

Computed using average shares outstanding.

(2)

Redemption fees were discontinued as of January 1, 2011.

(3)

Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges, if any.

(4)

Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)

Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)

The investment adviser and/or sub-adviser to the Portfolio and manager and/or administrator subsidized certain operating expenses (equal to 0.04%, 0.14%, 0.16% and 0.08% of average daily net assets for the years ended December 31, 2014, 2013, 2012 and 2011, respectively).  Absent this subsidy, total return would be lower.

Eaton Vance Greater India Fund

Prospectus dated May 1, 2015

More Information

About the Fund:  More information is available in the Statement of Additional Information.  The Statement of Additional Information is incorporated by reference into this Prospectus.  Additional information about the Portfolio’s investments is available in the annual and semiannual reports to shareholders.  In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the past fiscal year.  You may obtain free copies of the Statement of Additional Information and the shareholder reports on Eaton Vance’s website at www.eatonvance.com or by contacting the principal underwriter:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA  02110
1-800-262-1122
website: www.eatonvance.com

You will find and may copy information about the Fund (including the Statement of Additional Information and shareholder reports):  at the SEC’s public reference room in Washington, DC (call 1-800-732-0330 for information on the operation of the public reference room); on the EDGAR Database on the SEC’s website (www.sec.gov); or, upon payment of copying fees, by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

Shareholder Inquiries:  You can obtain more information from Eaton Vance Shareholder Services or the Fund transfer agent, BNY Mellon Investment Servicing (US) Inc.  If you own shares and would like to add to, redeem or change your account, please write or call below:

Regular Mailing Address: Eaton Vance Funds P.O. Box 9653 Providence, RI 02940-9653	Overnight Mailing Address: Eaton Vance Funds 4400 Computer Drive Westborough, MA 01581	Phone Number: 1-800-262-1122 Monday – Friday 8:30 a.m. – 5:30 p.m. ET

The Fund's Investment Company Act No. is 811-01545.
3170 5.1.15	© 2015 Eaton Vance Management